UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: November 1, 2012 through October 31, 2013

Item 1. Report to Shareholders

CALAMOS®

Convertible and High Income Fund (CHY)

ANNUAL REPORT OCTOBER 31, 2013

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible and High Income Fund (CHY) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2013. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your Fund. I invite you to read it carefully.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given our view of the likelihood of a coming reduction in the Federal Reserve’s quantitative easing activities and the impact that would have on the fixed income markets.

Steady and Competitive Distributions

During the annual period, CHY provided steady monthly distributions. We believe the Fund’s distribution rate, which was 7.94%* on a market price basis as of October 31, 2013, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 39.)

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/13 distribution was $0.0850 per share. Based on our current estimates, we anticipate that approximately $0.0850 is paid from ordinary income and that no portion of the distribution represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

Market Environment

The economic recovery continued during the reporting period—although volatility persisted—driven in large measure by political uncertainties. During the early portion of the period, investors were focused primarily on finding income in a low-rate environment. In the latter part of the period, a greater emphasis on fundamentals emerged, as investors began to put more faith in the slow-growth recovery, turning their attention away from the highest dividend-paying stocks they had used as fixed income surrogates.

We believe our active approach and rigorous research are particularly well suited for this environment.

Volatility persisted as a major theme throughout the year, however, with myriad political uncertainties promising more of the same going forward. Nevertheless, the markets ultimately looked past the uncertainty. As the economic recovery in the U.S. continued, stocks rallied to near-record double-digit gains, with the S&P 500 Index1 returning an impressive 27.18% for the period. Growth stocks fared even better, coming on strong in the second half of the period to post a gain of 29.16% in the Russell 3000 Growth Index2.

Economic recovery and equity market gains benefited the convertible securities market. We saw encouraging new issuance trends as well as strong performance. Participating in the equity market’s upside trajectory, the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index3 returned 23.82%. High yield issuance remained compelling, and the Credit Suisse High Yield Index4 returned 8.88%. However, in light of concerns over a potential rate hike, the lower-yielding U.S. bond market barely advanced during the first half of the 12-month period before eventually turning negative during the rest of the fiscal year, resulting in a loss of 1.08% for the Barclays Capital U.S. Aggregate Bond Index5.

Outlook: Continued Cautious Optimism

We continue to believe the keys to long-term investing success are the active management and diversification that this Fund offers. We believe the U.S. seems poised to continue on its respectable pace and lead the global recovery, with corporate balance sheets in good health and record corporate cash levels at the ready to potentially fund new job growth and capital expenditures. Incoming data continues to show the needle pointing upward for manufacturing, and earnings still appear to be on the rise as we head toward 2014. Just as significantly, improved personal balance sheets and higher confidence levels stand to further embolden the already resilient consumer class that we believe will continue to carry this recovery forward.

We continue to believe the keys to long-term investing success are the active management and diversification that this Fund offers.

2	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Letter to Shareholders

We are also encouraged by recent new issuance trends in the U.S. convertible market, and believe that the combination of ongoing economic recovery and a more normal interest-rate environment may provide added incentives for companies to issue convertibles.

Our Use of Leverage*

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

Well Positioned for the Long Term

Over the past years, the U.S. economy has demonstrated its resilience, and we expect the recovery to move forward at a measured pace. Still, as we discussed, we expect volatility to continue. We believe this Fund’s enhanced fixed income approach and use of high yield corporate bonds and convertible securities positions it well for the long term as Fed activity begins to affect more rate-sensitive areas of the market.

*	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time), or visit us at www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

3	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

4	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

5	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 39.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/13
Common Shares – Inception 5/28/03
	1 Year	Since Inception**
On Market Price	12.08%	8.15%
On NAV	15.13%	9.44%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Consumer Discretionary	16.8%
Information Technology	15.6
Energy	15.4
Industrials	13.9
Health Care	12.4
Financials	8.6
Materials	5.7
Telecommunication Services	3.5
Consumer Staples	3.0
Utilities	2.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

Within this Fund, we invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe the Fund is well positioned to generate capital gains as well as income. We believe the broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund gained 15.13% on a net asset value (NAV) basis and 12.08% on a market price basis for the 12-month period ended October 31, 2013, versus the 8.88% return of the Credit Suisse High Yield Index and a 23.94% for the BofA Merrill Lynch All U.S. Convertibles Index for the same period.

At the end of the reporting period, the Fund’s shares traded at a 7.49% discount to net asset value.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

6	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Investment Team Discussion

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as long-term holdings within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.085 per share, and the Fund’s annual distribution rate was 7.94% of market price as of October 31, 2013.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2013, the dividend yield of S&P 500 Index stocks averaged 2.02%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.57% and 3.63%, respectively.

What factors influenced performance over the reporting period?

The Fund’s convertible securities and high yield corporate credits both contributed positive performance for the period.

During the period, we increased the Fund’s exposure to convertible and equity assets to a combined total of over 50% as of October 31, 2013. The Fund benefited from this increased exposure to convertible securities throughout the course of the period, as convertibles rallied in concert with the overall equity market.

In terms of specific sector performance, security selection in consumer discretionary boosted returns. Even given this year’s government shutdown, continued debt ceiling debates and unemployment data activity, the U.S consumer continued to shop, supported by a “wealth effect” of rising equity markets and a strengthening housing market. We also found many opportunities within the health care sector, resulting in an overweight that reflects the growth potential we see in companies involved in new technologies or product cycles, such as health care consumerism and genome-based diagnostics. Our security selection decisions also contributed favorably here, particularly within biotechnology.

Although Fund holdings in the materials and information technology sectors posted positive absolute returns, they lagged their peers in the Credit Suisse High Yield Index. We continue to favor information technology in the Fund, however, given the attributes we have found in companies within the sector, including reasonable valuations, sound balance sheets, sustainable cash flows and participation in secular growth trends.

ASSET ALLOCATION AS OF 10/31/13

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

How is the Fund positioned?

In light of the rising equity markets, we lightened the Fund’s positions in corporate bonds during the period, while increasing the allocation to convertible securities. Currently, over 50% of the portfolio is invested in convertible and equity securities, positioning that we believe will enable the Fund to better capitalize on opportunities in the general equity markets as we seek to invest in global businesses with sustainable cash flow growth and improving credit profiles. From an economic sector perspective, the Fund’s heaviest positioning is in the consumer discretionary, information technology, health care, energy and industrials sectors.

The average credit quality of the portfolio is higher than that of its index (BB- versus B+), as our credit process tends to guide us away from the most speculative corporate securities. We continue to hold higher allocations in the BB credit tier, as we believe this exposure offers investors a better risk/return dynamic while continuing to provide regular income. We currently view the lowest credit tiers of the market as less attractive given their pricing and our outlook for a slower-growth global economy, although we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable.

The portfolio is currently employing leverage at approximately 28%, borrowing through floating rate bank debt. Given the low borrowing rates at present, this has been beneficial to the performance of the Fund. In addition, 46% of our floating rate debt is hedged through interest rate swaps, a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

We believe the Fund’s multi-asset, enhanced fixed income approach continues to provide shareholders with a good opportunity for growth and current income.

In our view, U.S. credit markets are an attractive opportunity for investors, especially in the current low-rate environment. Compared to government bonds, high income corporate credits have tended to be less vulnerable to interest rate increases. While history has shown that it is impossible to predict when interest rates will rise, we believe that prudent investors should maintain a long-term perspective and position their asset allocations ahead of the curve.

We continue to find compelling opportunities that meet our criteria. Many companies have taken advantage of lower interest rates to refinance their debt, allowing them to push their obligations out and reduce overall borrowing costs. Moreover, many high income issuers may be well positioned against a backdrop of economic recovery. Even so, we believe that not all companies will fare equally well. We believe the Calamos investment team is well positioned to identify opportunities among high income corporate bonds, due to our extensive experience with credit analysis, as well as our focus on balancing risk, return and income considerations. We believe our focus on mid-grade credits, issued by companies with good records of reliable debt servicing, is a suitable risk-managed approach to high income corporate bonds.

We are also finding growing opportunities among convertible securities and we believe convertibles remain a good choice for income, as well as equity upside participation. Supported by global economic growth, new issuance trends have been encouraging, and our team is finding attractively valued issues offering the balance of equity and fixed income characteristics that we prefer in this environment. We believe this dynamic will offer shareholders the income they seek in a closed-end vehicle in addition to the opportunity for forward capital appreciation.

8	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (65.3%)
	Consumer Discretionary (10.9%)
2,519,000	Bon-Ton Department Stores, Inc.^ 8.000%, 06/15/21	$2,375,732
349,000	Brunswick Corp.m* 4.625%, 05/15/21	333,295
296,000	Claire’s Stores, Inc.^* 7.750%, 06/01/20	295,260
1,089,000	Cogeco Cable, Inc.m* 4.875%, 05/01/20	1,061,775
1,856,000	Continental Rubber of America Corp.m* 4.500%, 09/15/19	1,952,280
5,955,000	Cooper Tire & Rubber Company m 8.000%, 12/15/19	6,144,816
	Dana Holding Corp.
6,268,000	6.750%, 02/15/21m	6,820,367
1,394,000	5.375%, 09/15/21	1,431,464
	DISH Network Corp.m
6,667,000	5.125%, 05/01/20	6,758,671
5,665,000	7.875%, 09/01/19	6,599,725
4,270,000	Dufry Finance, SCAm* 5.500%, 10/15/20	4,368,744
4,793,000	Goodyear Tire & Rubber Company^ 8.250%, 08/15/20	5,419,086
4,793,000	Hasbro, Inc.m 6.600%, 07/15/28	5,169,059
2,301,000	Icahn Enterprises, LP^* 6.000%, 08/01/20	2,345,582
4,619,000	Jaguar Land Rover Automotive, PLCm* 8.125%, 05/15/21	5,256,999
	L Brands, Inc.
2,615,000	7.600%, 07/15/37m	2,686,913
754,000	6.950%, 03/01/33^	755,414
654,000	Lear Corp.m* 4.750%, 01/15/23	634,789
1,434,000	Liberty Interactive, LLCm 8.250%, 02/01/30	1,516,455
	Meritage Homes Corp.
2,187,000	4.500%, 03/01/18m	2,173,331
1,904,000	7.000%, 04/01/22^	2,015,860
1,307,000	7.150%, 04/15/20m	1,412,377
1,830,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	1,854,019
	Neiman Marcus Group, Inc.*
649,000	8.750%, 10/15/21	667,253
519,000	8.000%, 10/15/21	532,299
2,837,000	Netflix, Inc.m* 5.375%, 02/01/21	2,900,832
5,665,000	Outerwall, Inc.* 6.000%, 03/15/19	5,523,375
1,037,000	Quiksilver, Inc. / QS Wholesale, Inc.m* 7.875%, 08/01/18	1,113,479
2,619,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	2,808,877

PRINCIPAL AMOUNT		VALUE
	Ryland Group, Inc.m
5,229,000	6.625%, 05/01/20	$5,552,544
1,464,000	5.375%, 10/01/22	1,427,400
	Sally Holdings, LLC / Sally Capital, Inc.
2,013,000	5.750%, 06/01/22m	2,097,294
1,024,000	5.500%, 11/01/23	1,036,160
	Service Corp. Internationalm
3,704,000	7.500%, 04/01/27	3,970,225
2,414,000	5.375%, 01/15/22*	2,447,193
2,859,000	Six Flags Entertainment Corp.m* 5.250%, 01/15/21	2,807,181
2,808,000	Taylor Morrison Communities, Inc.m* 5.250%, 04/15/21	2,734,290
3,660,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	4,115,212

		109,115,627

	Consumer Staples (3.0%)
3,573,000	Fidelity & Guaranty Life Holdings, Inc.m* 6.375%, 04/01/21	3,733,785
5,730,000	JBS USA, LLCm* 7.250%, 06/01/21	5,934,131
5,229,000	Land O’Lakes, Inc.m* 6.000%, 11/15/22	5,457,769
	Post Holdings, Inc.
9,085,000	7.375%, 02/15/22^	9,698,238
418,000	7.375%, 02/15/22*m	447,260
3,137,000	Smithfield Foods, Inc. 6.625%, 08/15/22	3,305,614
1,743,000	Wells Enterprises, Inc.m* 6.750%, 02/01/20	1,801,826

		30,378,623

	Energy (14.0%)
3,252,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	3,485,738
2,615,000	Berry Petroleum Companym 6.375%, 09/15/22	2,698,353
6,493,000	Bristow Group, Inc.m 6.250%, 10/15/22	6,858,231
2,832,000	Calfrac Holdings, LPm* 7.500%, 12/01/20	2,874,480
	Calumet Specialty Products, LPm
5,665,000	9.375%, 05/01/19	6,283,961
1,743,000	9.625%, 08/01/20	1,958,696
	Carrizo Oil & Gas, Inc.m
4,270,000	7.500%, 09/15/20	4,675,650
3,255,000	8.625%, 10/15/18	3,572,362
1,455,000	Chesapeake Oilfield Finance, Inc. 6.625%, 11/15/19	1,525,931
6,972,000	Cimarex Energy Companym 5.875%, 05/01/22	7,420,822
6,711,000	Drill Rigs Holdings, Inc.m* 6.500%, 10/01/17	7,063,327

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
2,179,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	$2,339,701
453,000	Forum Energy Technologies, Inc.m* 6.250%, 10/01/21	473,668
6,536,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	6,609,530
6,310,000	Gulfport Energy Corp.m 7.750%, 11/01/20	6,712,262
4,358,000	Holly Energy Partners, LPm 6.500%, 03/01/20	4,584,071
1,220,000	Hornbeck Offshore Services, Inc.m 5.875%, 04/01/20	1,261,175
5,665,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	6,150,066
	Linn Energy, LLCm
4,358,000	8.625%, 04/15/20	4,665,784
2,615,000	7.000%, 11/01/19*	2,608,463
1,743,000	7.750%, 02/01/21	1,800,737
872,000	6.500%, 05/15/19	870,365
	Oasis Petroleum, Inc.m
4,061,000	6.500%, 11/01/21	4,406,185
1,307,000	6.875%, 01/15/23	1,428,714
2,240,000	Pacific Drilling, SA* 5.375%, 06/01/20	2,248,400
1,368,000	Parker Drilling Companyµ 9.125%, 04/01/18	1,464,615
2,425,000	Petroleum Geo-Services, ASAm* 7.375%, 12/15/18	2,590,203
2,331,000	Pioneer Energy Services Corp.m 9.875%, 03/15/18	2,508,739
2,789,000	Samson Investment Companym* 10.250%, 02/15/20	3,019,093
5,665,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	6,100,497
2,179,000	SESI, LLCm 7.125%, 12/15/21	2,421,414
3,312,000	SM Energy Companym 6.500%, 11/15/21	3,558,330
3,835,000	Swift Energy Companym 8.875%, 01/15/20	4,012,369
3,181,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.m 5.875%, 10/01/20	3,256,549
3,530,000	Trinidad Drilling, Ltd.^* 7.875%, 01/15/19	3,790,337
9,325,000	W&T Offshore, Inc.^m 8.500%, 06/15/19	10,065,172
2,710,000	Western Refining, Inc.m 6.250%, 04/01/21	2,726,938

		140,090,928

	Financials (2.9%)
2,092,000	Ally Financial, Inc.^ 4.750%, 09/10/18	2,183,525
2,558,000	AON Corp.m 8.205%, 01/01/27	3,167,981

PRINCIPAL AMOUNT		VALUE
1,220,000	DuPont Fabros Technology, LP* 5.875%, 09/15/21	$1,248,975
1,935,000	iStar Financial, Inc.m 4.875%, 07/01/18	1,897,509
4,227,000	Jefferies Finance, LLCm* 7.375%, 04/01/20	4,337,959
3,050,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.* 8.250%, 10/15/18	3,112,906
2,257,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	2,211,860
5,665,000	Neuberger Berman Group LLCm* 5.875%, 03/15/22	5,803,084
	Nuveen Investments, Inc.*
2,789,000	9.500%, 10/15/20^	2,665,238
2,789,000	9.125%, 10/15/17m	2,715,789

		29,344,826

	Health Care (7.2%)
3,225,000	Alere, Inc. 6.500%, 06/15/20	3,323,766
10,981,000	Community Health Systems, Inc.m 7.125%, 07/15/20	11,564,366
6,040,000	DaVita HealthCare Partners, Inc.m 6.625%, 11/01/20	6,470,350
	Endo Health Solutions, Inc.m
5,839,000	7.000%, 12/15/20	6,244,081
1,307,000	7.000%, 07/15/19	1,398,490
	HCA Holdings, Inc.m
8,454,000	7.750%, 05/15/21	9,262,414
1,852,000	6.250%, 02/15/21	1,950,387
1,743,000	HCA, Inc.m 5.875%, 05/01/23	1,764,787
7,848,000	Hologic, Inc.m 6.250%, 08/01/20	8,353,215
5,229,000	Teleflex, Inc.m 6.875%, 06/01/19	5,503,522
5,970,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	6,205,069
	Valeant Pharmaceuticals International, Inc.m*
6,536,000	7.000%, 10/01/20	7,067,050
2,004,000	7.250%, 07/15/22	2,185,612
959,000	VPII Escrow Corp.* 6.750%, 08/15/18	1,049,506

		72,342,615

	Industrials (9.6%)
4,575,000	ACCO Brands Corp.m 6.750%, 04/30/20	4,617,891
8,279,000	Belden, Inc.* 5.500%, 09/01/22	8,284,174
1,743,000	Capsugel SA*† 7.000%, 05/15/19	1,756,073
2,506,000	Clean Harbors, Inc.^ 5.125%, 06/01/21	2,545,156

10	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
6,101,000	Deluxe Corp.m 6.000%, 11/15/20	$6,318,348
2,806,000	Digitalglobe, Inc.m* 5.250%, 02/01/21	2,711,298
5,428,000	Dycom Investments, Inc.m 7.125%, 01/15/21	5,780,820
4,183,000	Edgen Murray Corp.m* 8.750%, 11/01/20	4,839,208
3,498,000	General Cable Corp.m* 5.750%, 10/01/22	3,487,069
2,767,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	2,811,964
4,846,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	5,276,082
3,050,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	3,461,750
1,412,000	Meritor, Inc.^ 6.750%, 06/15/21	1,429,650
2,928,000	Navistar International Corp.m 8.250%, 11/01/21	2,997,540
1,659,000	Nortek, Inc.m 8.500%, 04/15/21	1,823,863
6,741,000	Rexel, SAm* 6.125%, 12/15/19	7,099,116
3,076,000	RR Donnelley & Sons Company^m 7.875%, 03/15/21	3,404,747
	Terex Corp.m
4,758,000	6.000%, 05/15/21	4,984,005
453,000	6.500%, 04/01/20	486,692
2,179,000	Titan International, Inc.* 6.875%, 10/01/20	2,244,370
	TransDigm, Inc.
2,309,000	5.500%, 10/15/20	2,326,318
1,702,000	7.750%, 12/15/18m	1,825,395
2,126,000	Triumph Group, Inc.m 4.875%, 04/01/21	2,071,521
2,266,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	2,358,056
	United Rentals North America, Inc.m
5,665,000	7.625%, 04/15/22	6,358,962
4,793,000	6.125%, 06/15/23	4,942,781

		96,242,849

	Information Technology (8.8%)
959,000	ACI Worldwide, Inc.m* 6.375%, 08/15/20	1,003,354
3,312,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	3,427,920
	Amkor Technology, Inc.m
3,233,000	6.375%, 10/01/22	3,206,732
2,561,000	6.625%, 06/01/21	2,570,604
804,000	ConvaTec Finance International, SA^* 8.250%, 01/15/19	829,628

PRINCIPAL AMOUNT		VALUE
2,004,000	Equinix, Inc.m 5.375%, 04/01/23	$1,992,728
6,972,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	7,638,697
6,362,000	iGATE Corp.m 9.000%, 05/01/16	6,843,126
6,972,000	J2 Global, Inc.m 8.000%, 08/01/20	7,555,905
7,736,000	Lender Processing Services, Inc.m 5.750%, 04/15/23	8,084,120
2,939,000	Magnachip Semiconductor, Inc.m* 6.625%, 07/15/21	2,946,348
9,639,000	Nuance Communications, Inc.m* 5.375%, 08/15/20	9,566,707
	NXP BVm*
2,440,000	5.750%, 03/15/23	2,493,375
1,743,000	5.750%, 02/15/21	1,823,614
6,955,000	Sanmina Corp.m* 7.000%, 05/15/19	7,407,075
	Seagate Technology, PLC
3,486,000	4.750%, 06/01/23*	3,385,777
1,978,000	6.875%, 05/01/20	2,169,619
4,414,000	Sungard Data Systems, Inc.^ 6.625%, 11/01/19	4,612,630
3,399,000	ViaSat, Inc.m 6.875%, 06/15/20	3,558,328
5,229,000	Viasystems, Inc.m* 7.875%, 05/01/19	5,581,957
1,801,000	WEX, Inc.m* 4.750%, 02/01/23	1,668,176

		88,366,420

	Materials (4.5%)
1,220,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	1,216,950
1,394,000	Chemtura Corp. 5.750%, 07/15/21	1,414,910
7,844,000	FMG Resources^* 8.250%, 11/01/19	8,716,645
2,832,000	FQM (Akubra), Inc.m* 8.750%, 06/01/20	3,129,360
5,996,000	Greif, Inc.m 7.750%, 08/01/19	6,816,702
2,440,000	INEOS Group Holdings, SA^* 6.125%, 08/15/18	2,472,025
	New Gold, Inc.m*
4,793,000	7.000%, 04/15/20	4,966,746
1,299,000	6.250%, 11/15/22	1,273,020
2,309,000	PH Glatfelter Companym 5.375%, 10/15/20	2,329,204
	Sealed Air Corp.m*
1,978,000	6.500%, 12/01/20	2,149,839
1,133,000	5.250%, 04/01/23	1,111,756
1,089,000	Steel Dynamics, Inc. 6.375%, 08/15/22	1,187,691

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
5,578,000	Trinseo Op/ Trinseo Finance, Inc.^* 8.750%, 02/01/19	$5,598,918
2,710,000	United States Steel Corp.^ 6.875%, 04/01/21	2,825,175

		45,208,941

	Telecommunication Services (2.5%)
4,510,000	Brightstar Corp.m* 7.250%, 08/01/18	4,924,356
2,801,000	Frontier Communications Corp.m 7.625%, 04/15/24	2,963,808
	Intelsat, SA*
5,525,000	7.750%, 06/01/21	5,835,781
401,000	8.125%, 06/01/23	424,308
4,915,000	MetroPCS Wireless, Inc.m* 6.625%, 04/01/23	5,145,391
2,309,000	SBA Communications Corp.m 5.625%, 10/01/19	2,372,498
	Sprint Corp.*
2,510,000	7.875%, 09/15/23m	2,721,781
645,000	7.250%, 09/15/21^	695,391

		25,083,314

	Utilities (1.9%)
3,530,000	AES Corp.m 7.375%, 07/01/21	4,002,137
5,033,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	5,426,203
	Calpine Corp.m*
4,118,000	7.875%, 07/31/20	4,506,636
2,941,000	7.875%, 01/15/23	3,198,338
1,286,000	7.500%, 02/15/21	1,392,899

		18,526,213

	TOTAL CORPORATE BONDS (Cost $628,883,600)	654,700,356

CONVERTIBLE BONDS (41.3%)
	Consumer Discretionary (10.9%)
13,800,000	Ctrip.com International, Ltd.^* 1.250%, 10/15/18	14,355,657
	Iconix Brand Group, Inc.
6,400,000	1.500%, 03/15/18*	8,287,424
2,200,000	2.500%, 06/01/16	2,872,782
563,000	International Game Technology^ 3.250%, 05/01/14	617,538
	Jarden Corp.*
6,800,000	1.500%, 06/15/19m	7,842,814
5,817,000	1.875%, 09/15/18^	7,728,146
2,650,000	KB Homem 1.375%, 02/01/19	2,618,863
19,150,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m*§ 0.750%, 03/30/43	22,951,083
5,699,000	Liberty Media Corp.^* 1.375%, 10/15/23	6,031,879

PRINCIPAL AMOUNT		VALUE
11,800,000	MGM Resorts Internationalm 4.250%, 04/15/15	$14,318,887
6,552,000	Priceline.com, Inc.m 1.000%, 03/15/18	8,703,316
3,100,000	Ryland Group, Inc.m 0.250%, 06/01/19	2,887,635
3,200,000	Shutterfly, Inc.m* 0.250%, 05/15/18	3,413,184
5,600,000	Standard Pacific Corp.m 1.250%, 08/01/32	6,936,076

		109,565,284

	Energy (2.2%)
11,000,000	Chesapeake Energy Corp.m 2.250%, 12/15/38	10,388,400
3,947,000	Exterran Holdings, Inc.m 4.250%, 06/15/14	5,050,285
6,200,000	Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	7,055,910

		22,494,595

	Financials (3.4%)
	Ares Capital Corp.m
8,200,000	4.750%, 01/15/18*	8,381,548
4,500,000	5.750%, 02/01/16	4,854,780
4,000,000	IAS Operating Partnership, LP* 5.000%, 03/15/18	3,774,480
1,382,000	Jefferies Group, Inc.m 3.875%, 11/01/29	1,459,641
3,408,000	Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	3,946,379
5,500,000	ProLogis, LP^ 3.250%, 03/15/15	6,431,892
4,600,000	Starwood Property Trust, Inc.m 4.550%, 03/01/18	4,926,278

		33,774,998

	Health Care (8.1%)
	BioMarin Pharmaceutical, Inc.
3,947,000	0.750%, 10/15/18^	4,096,078
3,241,000	1.500%, 10/15/20	3,361,273
13,750,000	Cubist Pharmaceuticals, Inc.* 1.875%, 09/01/20	14,805,450
5,400,000	Hologic, Inc.m‡ 2.000%, 12/15/37	6,353,262
2,985,000	Illumina, Inc.m* 0.250%, 03/15/16	3,720,176
2,000,000	Medicines Companym* 1.375%, 06/01/17	2,697,900
6,343,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	7,765,703
2,027,000	Merrimack Pharmaceuticals, Inc. 4.500%, 07/15/20	1,544,240
6,494,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	6,620,438

12	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
6,200,000	Salix Pharmaceuticals, Ltd.^ 1.500%, 03/15/19	$8,125,472
3,200,000	Vivus, Inc.m* 4.500%, 05/01/20	2,934,800
14,400,000	WellPoint, Inc.^*m 2.750%, 10/15/42	18,753,696

		80,778,488

	Industrials (2.8%)
4,808,000	Air Lease Corp.^ 3.875%, 12/01/18	6,221,937
4,350,000	Alliant Techsystems, Inc.m 3.000%, 08/15/24	6,270,677
11,700,000	Trinity Industries, Inc.^ 3.875%, 06/01/36	15,142,550

		27,635,164

	Information Technology (11.2%)
7,200,000	Concur Technologies, Inc.^* 0.500%, 06/15/18	8,518,500
3,850,000	Cornerstone OnDemand, Inc.m* 1.500%, 07/01/18	4,359,490
850,000	Electronic Arts, Inc.^ 0.750%, 07/15/16	942,344
2,700,000	Ixiaµ 3.000%, 12/15/15	3,000,942
9,700,000	JDS Uniphase Corp.^* 0.625%, 08/15/33	10,061,082
11,000,000	Mentor Graphics Corp.m 4.000%, 04/01/31	13,993,870
8,269,000	Micron Technology, Inc. 1.875%, 06/01/14	10,615,205
7,200,000	Netsuite, Inc.^* 0.250%, 06/01/18	7,985,268
2,200,000	Nuance Communications, Inc.^ 2.750%, 08/15/27	2,311,287
4,100,000	Salesforce.com, Inc.m* 0.250%, 04/01/18	4,492,800
28,000,000	SanDisk Corp.^* 0.500%, 10/15/20	28,525,000
7,500,000	Take-Two Interactive Software, Inc.^ 1.000%, 07/01/18	8,328,075
	Workday, Inc.^*
3,850,000	1.500%, 07/15/20	4,468,098
3,850,000	0.750%, 07/15/18	4,354,081

		111,956,042

	Materials (2.7%)
8,700,000	Cemex SAB de CV^ 4.875%, 03/15/15	10,090,869
5,900,000	Glencore Finance Europe, SAm 5.000%, 12/31/14	6,983,266
	RTI International Metals, Inc.
3,200,000	1.625%, 10/15/19m	3,462,096

PRINCIPAL AMOUNT		VALUE
2,900,000	3.000%, 12/01/15	$3,387,302
2,900,000	Steel Dynamics, Inc.m 5.125%, 06/15/14	3,285,874

		27,209,407

	TOTAL CONVERTIBLE BONDS (Cost $388,751,916)	413,413,978

U.S. GOVERNMENT AND AGENCY SECURITIES (0.2%)
	United States Treasury Note~
1,569,000	1.750%, 01/31/14	1,575,650
610,000	0.625%, 07/15/14	612,192

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $2,187,149)	2,187,842

SYNTHETIC CONVERTIBLE SECURITIES (11.3%) ¤
Corporate Bonds (9.6%)
	Consumer Discretionary (1.6%)
371,000	Bon-Ton Department Stores, Inc.^ 8.000%, 06/15/21	349,899
51,000	Brunswick Corp.m* 4.625%, 05/15/21	48,705
44,000	Claire’s Stores, Inc.^* 7.750%, 06/01/20	43,890
161,000	Cogeco Cable, Inc.m* 4.875%, 05/01/20	156,975
274,000	Continental Rubber of America Corp.m* 4.500%, 09/15/19	288,214
878,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	905,986
	Dana Holding Corp.
924,000	6.750%, 02/15/21m	1,005,427
206,000	5.375%, 09/15/21	211,536
	DISH Network Corp.m
983,000	5.125%, 05/01/20	996,516
835,000	7.875%, 09/01/19	972,775
630,000	Dufry Finance, SCAm* 5.500%, 10/15/20	644,569
707,000	Goodyear Tire & Rubber Company^ 8.250%, 08/15/20	799,352
707,000	Hasbro, Inc.m 6.600%, 07/15/28	762,471
339,000	Icahn Enterprises, LP^* 6.000%, 08/01/20	345,568
681,000	Jaguar Land Rover Automotive, PLCm* 8.125%, 05/15/21	775,063
	L Brands, Inc.
385,000	7.600%, 07/15/37m	395,588
111,000	6.950%, 03/01/33^	111,208
96,000	Lear Corp.m* 4.750%, 01/15/23	93,180
211,000	Liberty Interactive, LLCm 8.250%, 02/01/30	223,133

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
	Meritage Homes Corp.
323,000	4.500%, 03/01/18m	$320,981
281,000	7.000%, 04/01/22^	297,509
193,000	7.150%, 04/15/20m	208,561
270,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	273,544
	Neiman Marcus Group, Inc.*
96,000	8.750%, 10/15/21	98,700
76,000	8.000%, 10/15/21	77,948
418,000	Netflix, Inc.m* 5.375%, 02/01/21	427,405
835,000	Outerwall, Inc.* 6.000%, 03/15/19	814,125
153,000	Quiksilver, Inc. / QS Wholesale, Inc.m* 7.875%, 08/01/18	164,284
386,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	413,985
	Ryland Group, Inc.m
771,000	6.625%, 05/01/20	818,706
216,000	5.375%, 10/01/22	210,600
	Sally Holdings, LLC / Sally Capital, Inc.
297,000	5.750%, 06/01/22m	309,437
151,000	5.500%, 11/01/23	152,793
	Service Corp. Internationalm
546,000	7.500%, 04/01/27	585,244
356,000	5.375%, 01/15/22*	360,895
421,000	Six Flags Entertainment Corp.m* 5.250%, 01/15/21	413,369
414,000	Taylor Morrison Communities, Inc.m* 5.250%, 04/15/21	403,132
540,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	607,162

		16,088,435

	Consumer Staples (0.4%)
527,000	Fidelity & Guaranty Life Holdings, Inc.m* 6.375%, 04/01/21	550,715
845,000	JBS USA, LLCm* 7.250%, 06/01/21	875,103
771,000	Land O’ Lakes, Inc.m* 6.000%, 11/15/22	804,731
	Post Holdings, Inc.
1,340,000	7.375%, 02/15/22^	1,430,450
62,000	7.375%, 02/15/22*m	66,340
463,000	Smithfield Foods, Inc. 6.625%, 08/15/22	487,886
257,000	Wells Enterprises, Inc.m* 6.750%, 02/01/20	265,674

		4,480,899

	Energy (2.0%)
480,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	514,500
385,000	Berry Petroleum Companym 6.375%, 09/15/22	397,272

PRINCIPAL AMOUNT		VALUE
957,000	Bristow Group, Inc.m 6.250%, 10/15/22	$1,010,831
418,000	Calfrac Holdings, LPm* 7.500%, 12/01/20	424,270
	Calumet Specialty Products, LPm
835,000	9.375%, 05/01/19	926,234
257,000	9.625%, 08/01/20	288,804
	Carrizo Oil & Gas, Inc.m
630,000	7.500%, 09/15/20	689,850
480,000	8.625%, 10/15/18	526,800
215,000	Chesapeake Oilfield Finance, Inc. 6.625%, 11/15/19	225,481
1,028,000	Cimarex Energy Companym 5.875%, 05/01/22	1,094,177
989,000	Drill Rigs Holdings, Inc.m* 6.500%, 10/01/17	1,040,922
321,000	EPL OIl & Gas, Inc. 8.250%, 02/15/18	344,674
67,000	Forum Energy Technologies, Inc.m* 6.250%, 10/01/21	70,057
964,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	974,845
930,000	Gulfport Energy Corp.m 7.750%, 11/01/20	989,287
642,000	Holly Energy Partners, LPm 6.500%, 03/01/20	675,304
180,000	Hornbeck Offshore Services, Inc.m 5.875%, 04/01/20	186,075
835,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	906,497
	Linn Energy, LLCm
642,000	8.625%, 04/15/20	687,341
385,000	7.000%, 11/01/19*	384,037
257,000	7.750%, 02/01/21	265,513
128,000	6.500%, 05/15/19	127,760
	Oasis Petroleum, Inc.m
599,000	6.500%, 11/01/21	649,915
193,000	6.875%, 01/15/23	210,973
330,000	Pacific Drilling, SA* 5.375%, 06/01/20	331,238
202,000	Parker Drilling Companym 9.125%, 04/01/18	216,266
357,000	Petroleum Geo-Services, ASAm* 7.375%, 12/15/18	381,321
344,000	Pioneer Energy Services Corp.m 9.875%, 03/15/18	370,230
411,000	Samson Investment Companym* 10.250%, 02/15/20	444,907
835,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	899,191
321,000	SESI, LLCm 7.125%, 12/15/21	356,711
488,000	SM Energy Companym 6.500%, 11/15/21	524,295

14	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
565,000	Swift Energy Companyµ 8.875%, 01/15/20	$591,131
469,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.m 5.875%, 10/01/20	480,139
521,000	Trinidad Drilling, Ltd.^* 7.875%, 01/15/19	559,424
1,375,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	1,484,141
400,000	Western Refining, Inc.m 6.250%, 04/01/21	402,500

		20,652,913

	Financials (0.4%)
308,000	Ally Financial, Inc.^ 4.750%, 09/10/18	321,475
377,000	AON Corp.m 8.205%, 01/01/27	466,900
180,000	DuPont Fabros Technology, LP* 5.875%, 09/15/21	184,275
285,000	iStar Financial, Inc.m 4.875%, 07/01/18	279,478
623,000	Jefferies Finance, LLCm* 7.375%, 04/01/20	639,354
450,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.* 8.250%, 10/15/18	459,281
333,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	326,340
835,000	Neuberger Berman Group LLCm* 5.875%, 03/15/22	855,353
	Nuveen Investments, Inc.*
411,000	9.500%, 10/15/20^	392,762
411,000	9.125%, 10/15/17m	400,211

		4,325,429

	Health Care (1.1%)
475,000	Alere, Inc. 6.500%, 06/15/20	489,547
1,619,000	Community Health Systems, Inc.m 7.125%, 07/15/20	1,705,009
890,000	DaVita HealthCare Partners, Inc.m 6.625%, 11/01/20	953,412
	Endo Health Solutions, Inc.m
861,000	7.000%, 12/15/20	920,732
193,000	7.000%, 07/15/19	206,510
	HCA Holdings, Inc.m
1,246,000	7.750%, 05/15/21	1,365,149
273,000	6.250%, 02/15/21	287,503
257,000	HCA, Inc.m 5.875%, 05/01/23	260,213
1,157,000	Hologic, Inc.m 6.250%, 08/01/20	1,231,482

PRINCIPAL AMOUNT		VALUE
771,000	Teleflex, Inc.m 6.875%, 06/01/19	$811,477
880,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	914,650
	Valeant Pharmaceuticals International, Inc.m*
964,000	7.000%, 10/01/20	1,042,325
296,000	7.250%, 07/15/22	322,825
141,000	VPII Escrow Corp.* 6.750%, 08/15/18	154,307

		10,665,141

	Industrials (1.4%)
675,000	ACCO Brands Corp.m 6.750%, 04/30/20	681,328
1,221,000	Belden, Inc.* 5.500%, 09/01/22	1,221,763
257,000	Capsugel SA*† 7.000%, 05/15/19	258,928
369,000	Clean Harbors, Inc.^ 5.125%, 06/01/21	374,766
899,000	Deluxe Corp.m 6.000%, 11/15/20	931,027
414,000	Digitalglobe, Inc.m* 5.250%, 02/01/21	400,027
800,000	Dycom Investments, Inc.m 7.125%, 01/15/21	852,000
617,000	Edgen Murray Corp.m* 8.750%, 11/01/20	713,792
516,000	General Cable Corp.m* 5.750%, 10/01/22	514,387
408,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	414,630
714,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	777,367
450,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	510,750
208,000	Meritor, Inc.^ 6.750%, 06/15/21	210,600
432,000	Navistar International Corp.m 8.250%, 11/01/21	442,260
245,000	Nortek, Inc.m 8.500%, 04/15/21	269,347
994,000	Rexel, SAm* 6.125%, 12/15/19	1,046,806
454,000	RR Donnelley & Sons Company^ 7.875%, 03/15/21	502,521
	Terex Corp.m
702,000	6.000%, 05/15/21	735,345
67,000	6.500%, 04/01/20	71,983
321,000	Titan International, Inc.* 6.875%, 10/01/20	330,630
	TransDigm, Inc.
341,000	5.500%, 10/15/20	343,558
251,000	7.750%, 12/15/18m	269,198

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
314,000	Triumph Group, Inc.m 4.875%, 04/01/21	$305,954
334,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	347,569
	United Rentals North America, Inc.m
835,000	7.625%, 04/15/22	937,287
707,000	6.125%, 06/15/23	729,094

		14,192,917

	Information Technology (1.3%)
141,000	ACI Worldwide, Inc.m* 6.375%, 08/15/20	147,521
488,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	505,080
	Amkor Technology, Inc.m
477,000	6.375%, 10/01/22	473,124
378,000	6.625%, 06/01/21	379,418
119,000	ConvaTec Finance International, SA^* 8.250%, 01/15/19	122,793
296,000	Equinix, Inc.m 5.375%, 04/01/23	294,335
1,028,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	1,126,302
938,000	iGATE Corp.m 9.000%, 05/01/16	1,008,936
1,028,000	J2 Global, Inc.m 8.000%, 08/01/20	1,114,095
1,141,000	Lender Processing Services, Inc.m 5.750%, 04/15/23	1,192,345
433,000	Magnachip Semiconductor, Inc.m* 6.625%, 07/15/21	434,083
1,421,000	Nuance Communications, Inc.m* 5.375%, 08/15/20	1,410,342
	NXP BVm*
360,000	5.750%, 03/15/23	367,875
257,000	5.750%, 02/15/21	268,886
1,025,000	Sanmina Corp.m* 7.000%, 05/15/19	1,091,625
	Seagate Technology, PLC
514,000	4.750%, 06/01/23*	499,223
292,000	6.875%, 05/01/20	320,288
651,000	Sungard Data Systems, Inc.^ 6.625%, 11/01/19	680,295
501,000	ViaSat, Inc.m 6.875%, 06/15/20	524,484
771,000	Viasystems, Inc.m* 7.875%, 05/01/19	823,043
266,000	WEX, Inc.m* 4.750%, 02/01/23	246,383

		13,030,476

	Materials (0.7%)
180,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	179,550

PRINCIPAL AMOUNT		VALUE
205,000	Chemtura Corp. 5.750%, 07/15/21	$208,075
1,156,000	FMG Resources^* 8.250%, 11/01/19	1,284,605
418,000	FQM (Akubra), Inc.m* 8.750%, 06/01/20	461,890
884,000	Greif, Inc.m 7.750%, 08/01/19	1,004,997
360,000	INEOS Group Holdings, SA^* 6.125%, 08/15/18	364,725
	New Gold, Inc.m*
707,000	7.000%, 04/15/20	732,629
191,000	6.250%, 11/15/22	187,180
341,000	PH Glatfelter Companym 5.375%, 10/15/20	343,984
	Sealed Air Corp.m*
292,000	6.500%, 12/01/20	317,368
167,000	5.250%, 04/01/23	163,869
161,000	Steel Dynamics, Inc. 6.375%, 08/15/22	175,591
822,000	Trinseo Op/ Trinseo Finance, Inc.^* 8.750%, 02/01/19	825,082
400,000	United States Steel Corp.^ 6.875%, 04/01/21	417,000

		6,666,545

	Telecommunication Services (0.4%)
665,000	Brightstar Corp.m* 7.250%, 08/01/18	726,097
413,000	Frontier Communications Corp.m 7.625%, 04/15/24	437,006
	Intelsat, SA*
815,000	7.750%, 06/01/21	860,844
59,000	8.125%, 06/01/23	62,429
725,000	MetroPCS Wireless, Inc.m* 6.625%, 04/01/23	758,984
341,000	SBA Communications Corp.m 5.625%, 10/01/19	350,377
	Sprint Corp.*
370,000	7.875%, 09/15/23m	401,219
95,000	7.250%, 09/15/21^	102,422

		3,699,378

	Utilities (0.3%)
520,000	AES Corp.m 7.375%, 07/01/21	589,550
742,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	799,969
	Calpine Corp.m*
607,000	7.875%, 07/31/20	664,285
434,000	7.875%, 01/15/23	471,975
190,000	7.500%, 02/15/21	205,794

		2,731,573

	TOTAL CORPORATE BONDS	96,533,706

16	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (0.0%)
	United States Treasury Note~
231,000	1.750%, 01/31/14	$231,979
90,000	0.625%, 07/15/14	90,323

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	322,302

NUMBER OF CONTRACTS		VALUE

Purchased Options (1.7%)#
	Consumer Discretionary (0.1%)
1,990	Lennar Corp. Call, 01/17/15, Strike $37.00	1,089,525

	Energy (0.2%)
822	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	2,009,790

	Financials (0.1%)
3,100	Citigroup, Inc. Call, 01/18/14, Strike $50.00	440,200

	Health Care (0.9%)
630	Celgene Corp. Call, 01/17/15, Strike $135.00	2,000,250
	Gilead Sciences, Inc.
3,165	Call, 01/17/15, Strike $72.50	2,990,925
1,500	Call, 01/17/15, Strike $60.00	2,448,750
215	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	1,811,375

		9,251,300

	Information Technology (0.4%)
	Apple, Inc.
360	Call, 01/18/14, Strike $545.00	502,200
220	Call, 01/17/15, Strike $500.00	1,579,600
200	Google, Inc. Call, 01/17/15, Strike $1,020.00	2,219,000

		4,300,800

	TOTAL PURCHASED OPTIONS	17,091,615

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $111,414,216)	113,947,623

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (17.4%)
	Consumer Staples (0.7%)
62,000	Bunge, Ltd. 4.875%	6,816,125

	Energy (3.0%)
25,966	Chesapeake Energy Corp.* 5.750%	30,578,556

NUMBER OF SHARES		VALUE

	Financials (4.9%)
310,000	Affiliated Managers Group, Inc.m 5.150%	$18,735,625
523,000	MetLife, Inc. 5.000%	15,025,790
8,100	Wells Fargo & Companym 7.500%	9,225,900
116,667	Weyerhaeuser Company^ 6.375%	6,434,185

		49,421,500

	Industrials (5.7%)
65,800	Genesee & Wyoming, Inc. 5.000%	8,856,351
102,760	Stanley Black & Decker, Inc.^m 4.750%	13,122,452
550,000	United Technologies Corp.^m 7.500%	34,804,000

		56,782,803

	Telecommunication Services (2.1%)
105,000	Crown Castle International Corp.^ 4.500%	10,749,900
181,000	Intelsat, SA 5.750%	9,810,200

		20,560,100

	Utilities (1.0%)
175,000	NextEra Energy, Inc. 5.599%	10,106,250

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $156,576,218)	174,265,334

COMMON STOCK (0.1%)
	Financials (0.1%)
17,300	American International Group, Inc.m (Cost $778,500)	893,545

SHORT TERM INVESTMENT (2.5%)
24,404,443	Fidelity Prime Money Market Fund - Institutional Class (Cost $24,404,443)	24,404,443

TOTAL INVESTMENTS (138.1%) (Cost $1,312,996,042)		1,383,813,121

LIABILITIES, LESS OTHER ASSETS (-38.1%)		(381,494,994)

NET ASSETS (100.0%)		$1,002,318,127

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	17

Schedule of Investments    October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $783,104,590. $183,044,217 of the collateral has been re-registered by one of the counterparties (see Note 7 - Borrowings).

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2013.

~	Security, or portion of security, is segregated as collateral for swaps. The aggregate value of such securities is $2,053,216.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.430% quarterly	3 month LIBOR	04/14/14	$115,000,000	$(1,265,145)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	68,000,000	(767,318)

					$(2,032,463)

18	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    October 31, 2013

ASSETS
Investments in securities, at value (cost $1,312,996,042)	$1,383,813,121
Cash with custodian (interest bearing)	177,188
Receivables:
Accrued interest and dividends	16,794,257
Investments sold	3,549,198
Prepaid expenses	12,310
Other assets	185,595
Total assets	1,404,531,669
LIABILITIES
Unrealized depreciation on interest rate swaps	2,032,463
Payables:
Note payable	395,000,000
Investments purchased	3,724,601
Affiliates:
Investment advisory fees	940,393
Deferred compensation to trustees	185,595
Financial accounting fees	13,521
Trustees’ fees and officer compensation	10,974
Other accounts payable and accrued liabilities	305,995
Total liabilities	402,213,542
NET ASSETS	$1,002,318,127
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 72,148,383 shares issued and outstanding	$985,591,264
Undistributed net investment income (loss)	(10,202,606)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(41,856,161)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	68,785,630
NET ASSETS	$1,002,318,127
Net asset value per common shares based upon 72,148,383 shares issued and outstanding	$13.89

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	19

Statement of Operations    Year Ended October 31, 2013

INVESTMENT INCOME
Interest	$64,652,496
Dividends	9,425,119
Securities lending income	147,827
Dividend taxes withheld	(55,551)
Total investment income	74,169,891

EXPENSES
Investment advisory fees	10,625,693
Interest expense and related fees	3,169,400
Printing and mailing fees	157,461
Financial accounting fees	152,501
Accounting fees	81,667
Audit fees	68,674
Trustees’ fees and officer compensation	65,456
Custodian fees	47,147
Transfer agent fees	22,780
Registration fees	8,317
Other	80,476
Total expenses	14,479,572
NET INVESTMENT INCOME (LOSS)	59,690,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	35,925,211
Purchased options	14,358,069
Foreign currency transactions	(55,637)
Written options	(322,943)
Interest rate swaps	(3,088,627)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	24,004,117
Purchased options	(1,314,980)
Foreign currency translations	809
Interest rate swaps	2,989,987
NET GAIN (LOSS)	72,496,006
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$132,186,325

20	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2013	2012
OPERATIONS
Net investment income (loss)	$59,690,319	$61,897,392
Net realized gain (loss)	46,816,073	11,278,899
Change in unrealized appreciation/(depreciation)	25,679,933	26,861,338
Net increase (decrease) in net assets applicable to shareholders resulting from operations	132,186,325	100,037,629

DISTRIBUTIONS FROM
Net investment income	(73,591,351)	(73,591,351)

CAPITAL STOCK TRANSACTIONS
Offering costs on shares	(90,160)	(171,813)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,504,814	26,274,465

NET ASSETS
Beginning of year	$943,813,313	$917,538,848
End of year	1,002,318,127	943,813,313
Undistributed net investment income (loss)	$(10,202,606)	$(24,767,444)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	21

Statement of Cash Flows    Year Ended October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$132,186,325
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(914,027,920)
Net proceeds from disposition of short term investments	10,851,964
Proceeds paid on closing written options	(421,420)
Proceeds from disposition of investment securities	839,304,129
Premiums received from written options	98,477
Amortization and accretion of fixed-income securities	(1,430,507)
Net realized gains/losses from investments, excluding purchased options	(35,925,211)
Net realized gains/losses from purchased options	(14,358,069)
Net realized gains/losses from written options	322,943
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(24,004,117)
Change in unrealized appreciation or depreciation on purchased options	1,314,980
Change in unrealized appreciation or depreciation on interest rate swaps	(2,989,987)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,675,608
Prepaid expenses	(1,831)
Other assets	(27,028)
Increase/(decrease) in liabilities:
Payables to affiliates	120,389
Other accounts payable and accrued liabilities	169,974
Net cash provided by/(used in) operating activities	$(7,141,301)

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(90,160)
Distributions to shareholders	(73,591,351)
Proceeds from note payable	81,000,000
Net cash provided by/(used in) financing activities	$7,318,489
Net increase/(decrease) in cash	$177,188
Cash at beginning of year	$—
Cash at end of year	$177,188
Supplemental disclosure
Cash paid for interest and related fees	$3,089,827

22	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

24	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $185,595 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2013. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2013 were as follows:

Cost of purchases	$857,097,500
Proceeds from sales	794,011,790

The following information is presented on a federal income tax basis as of October 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2013 was as follows:

Cost basis of investments	$1,338,377,282

Gross unrealized appreciation	78,362,791
Gross unrealized depreciation	(32,926,952)

Net unrealized appreciation (depreciation)	$45,435,839

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2013, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(15,658,864)
Undistributed net investment income/(loss)	28,465,870
Accumulated net realized gain/(loss) on investments	(12,807,006)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Distributions paid from:
Ordinary income	$73,591,351	$73,591,351

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(26,533,437)
Net unrealized gains/(losses)	43,404,390

Total accumulated earnings/(losses)	16,870,953
Other	(144,090)
Paid-in capital	985,591,264

Net assets applicable to common shareholders	$1,002,318,127

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(20,291,009)
2018	(4,324,027)
2019	(1,918,401)

26	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 72,148,383 shares outstanding at October 31, 2013. Calamos Advisors owned 35,578 of the outstanding shares at October 31, 2013. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Beginning shares	72,148,383	72,148,383
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—

Ending shares	72,148,383	72,148,383

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2013.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

As of October 31, 2013, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2013, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	—	$—
Options written	215	98,477
Options closed	(215)	(98,477)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2013	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2013, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2013, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased [1]	$17,091,615

LIABILITY DERIVATIVES FAIR VALUE
Interest rate swaps [2]	$2,032,463

(1)	Generally, the statement of assets and liabilities location for Options purchased is Investment in securities.

(2)	Generally, the statement of assets and liabilities location for Interest rate swaps is Unrealized appreciation (depreciation) on interest rate swaps.

For the year ended October 31, 2013, the volume of derivative activity for the Fund is reflected below*

DERIVATIVE ACTIVITY
Options purchased	30,007
Options written	215

*	Activity during the year is measured by opened number of contracts for options purchased or written.

28	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million and a lending agreement, as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2013, the average borrowings under the Agreements were $363.1 million. For the year ended October 31, 2013, the average interest rate was 0.80%. As of October 31, 2013, the amount of total outstanding borrowings was $395.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2013 was 0.73%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of October 31, 2013, the Fund used

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

approximately $148.3 million of its cash collateral to offset the SSB Agreement, representing 10.6% of managed assets, and was required to pay a “net income” payment equal to an interest rate at October 31, 2013 of 0.45%, which can fluctuate depending on interest rates.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$654,700,356	$—	$654,700,356
Convertible Bonds		413,413,978		413,413,978
U.S. Government and Agency Securities		2,187,842		2,187,842
Synthetic Convertible Securities (Corporate Bonds)		96,533,706		96,533,706
Synthetic Convertible Securities (U.S. Government and Agency Securities)		322,302		322,302
Synthetic Convertible Securities (Purchased Options)	17,091,615			17,091,615
Convertible Preferred Stocks	97,278,878	76,986,456		174,265,334
Common Stock	893,545			893,545
Short Term Investment	24,404,443			24,404,443

Total	$139,668,481	$1,244,144,640	$—	$1,383,813,121

Liabilities:
Interest Rate Swaps	$—	$2,032,463	$—	$2,032,463

Total	$—	$2,032,463	$—	$2,032,463

30	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.08	$12.72	$13.03	$11.92	$8.30
Income from investment operations:
Net investment income (loss)*	0.83	0.86	0.91	0.96	0.82
Net realized and unrealized gain (loss)	1.00	0.52	(0.20)	1.17	3.82
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	—	—	— (a)
Total from investment operations	1.83	1.38	0.71	2.13	4.64
Less distributions to common shareholders from:
Net investment income	(1.02)	(1.02)	(0.86)	(1.02)	(1.00)
Net realized gains	—	—	—	—	(0.02)
Return of capital	—	—	(0.16)	—	—
Total distributions	(1.02)	(1.02)	(1.02)	(1.02)	(1.02)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—	—	—	—	—
Premiums from shares sold in at the market offerings	—	—	— (a)	— (a)	—
Net asset value, end of year	$13.89	$13.08	$12.72	$13.03	$11.92
Market value, end of year	$12.85	$12.43	$11.96	$13.19	$11.01
Total investment return based on:(b)
Net asset value	15.13%	11.66%	5.80%	18.88%	60.83%
Market value	12.08%	12.85%	(1.73% )	30.29%	41.07%
Net assets, end of year (000)	$1,002,318	$943,813	$917,539	$921,278	$832,769
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.50%	1.60%	1.61%	1.73%	3.01%
Gross expenses prior to expense reductions and earnings credits(c)	1.50%	1.60%	1.64%	1.79%	3.10%
Net expenses, excluding interest expense	1.17%	1.16%	1.20%	1.20%	2.37%
Net investment income (loss)(c)	6.18%	6.70%	6.99%	7.75%	8.56%
Preferred share distributions	—%	—%	—%	—%	0.04%
Net investment income (loss), net of preferred share distributions from net investment income	6.18%	6.70%	6.99%	7.75%	8.52%
Portfolio turnover rate	62%	54%	42%	39%	29%
Average commission rate paid	$0.0288	$0.0214	$0.0211	$—	$—
Asset coverage per $1,000 of loan outstanding(d)	$3,538	$4,006	$3,922	$4,412	$4,084

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2013

32	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2013, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2014, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on May 31, 2013. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Universe Median during the three- and five-year periods, although the Fund underperformed its Universe Median during the one-year period by nine basis points.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	33

Trustee Approval of the Management Agreement    (Unaudited)

The Board considered that the Fund’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are both higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that the Fund and the Adviser may potentially benefit from their relationship with each other in ways other than through the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

34	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $4,091,824 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2013.

Under Section 854(b)(2) of the Code, the Fund hereby designates 6.59% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	35

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2013, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 73*	Trustee and President (since 1988) Term Expires 2014	22	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 63	Trustee (since 2002) Term Expires 2016	22	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 63	Trustee (since 2001) Term Expires 2015	22	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 62	Trustee (since 2002) Term Expires 2014	22	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 69	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	22	Private investor

David D. Tripple, 69	Trustee (since 2006) Term Expires 2015	22	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

36	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2013, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 53	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 50	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 46	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 48	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 62	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 62	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 21, 2013. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. Weston W. Marsh and Mr. Stephen B. Timbers were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Weston W. Marsh	62,220,755	1,499,356	0
Stephen B. Timbers	62,288,195	1,431,916	0

Messrs. Calamos, Neal, Rybak and Tripple’s terms of office as Trustees continued after the meeting.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	37

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

38	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	39

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

40	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2013, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHYANR 1791 2013

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2012	10/31/2013
Audit Fees(a)	$47,447	$47,772
Audit-Related Fees(b)	$29,921	$30,967
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$77,368	$78,739

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2012	10/31/2013
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Global Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”), and Gary Black became the Executive Vice President, Global Co-CIO of Calamos Advisors as of August 31, 2012. John P. Calamos, Jr., Senior Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos Advisors in 1997 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Prior thereto he was a senior strategy analyst between September 2002 and July 2010. Jon Vacko joined Calamos Advisors in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Prior thereto he was a senior strategy analyst between July 2002 and July 2010. Nick Niziolek joined Calamos Advisors in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined Calamos Advisors in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Steve Klouda joined Calamos Advisors in 1994 and since March 2013 is a Co-Portfolio Manager. Between July 2002 and March 2013 he was a senior strategy analyst. Dennis Cogan joined Calamos Advisors in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and has been a Co-Portfolio Manager since March 2013. Between February 2007 and March 2013 he was a senior strategy analyst.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2013

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	21,948,608,473	9	1,515,303,502	2,014	3,429,331,234
Gary D. Black	25	21,948,608,473	10	1,544,295,915	2,014	3,429,331,234
Jeff Scudieri	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Jon Vacko	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
John Hillenbrand	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Steve Klouda	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Joe Wysocki	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Dennis Cogan	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Nick Niziolek	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2013

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	1,354,547,241	0	—	0	—
Gary D. Black	3	1,354,547,241	1	28,992,412	0	—
Jeff Scudieri	3	1,354,547,241	0	—	0	—
Jon Vacko	3	1,354,547,241	0	—	0	—
John Hillenbrand	3	1,354,547,241	0	—	0	—
Steve Klouda	3	1,354,547,241	0	—	0	—
Joe Wysocki	3	1,354,547,241	0	—	0	—
Dennis Cogan	3	1,354,547,241	0	—	0	—
Nick Niziolek	3	1,354,547,241	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2013, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2013, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Gray Black	None
John P. Calamos, Jr.	None
Dino Dussias	None
Christopher Hartman	None
John Hillenbrand	None
Jeremy Hughes	None
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013